SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  February 26, 1998
                                                  ------------------------------

                          Community Capital Corporation
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


    South Carolina                   0-18460                 57-0866395
    --------------                   -------                 ----------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer Identification No.)
of Incorporation)
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              109 Montague Avenue, Greenwood, South Carolina 29646
              ----------------------------------------------------
          (Address, Including Zip Code, of Principal Executive Offices)


                                 (864) 941-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS.

         On February 26, 1998, two of the wholly-owned banks of Community
Capital Corporation, The Bank of Belton and Clemson Bank & Trust, announced the signing of definitive agreements for the acquisition of three of Carolina First
Bank's branch offices. The Bank of Belton will acquire two Carolina First Bank branch offices located in Belton and Honea Path, South Carolina; and Clemson
Bank & Trust will acquire one Carolina First Bank branch office located in Calhoun Falls, South Carolina. The transactions are expected to be close during the second quarter of 1998, pending regulatory approval and other conditions of closing. A copy of the News Release is attached hereto as Exhibit 99 (page 3 of 4).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit 99, News Release, dated February 26, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMMUNITY CAPITAL CORPORATION



Date: March 2, 1998                         By:   /s/ JAMES H. STARK
                                                  --------------------
                                                  James H. Stark
                                                  Chief Financial Officer


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